EXHIBIT 23.1



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We have issued our report dated February 14, 2003 accompanying the financial statements of LION, Inc. included in the Annual Report on Form 10-KSB for the year ended December 31, 2002 which are incorporated by reference in this Registration Statement. We consent to the incorporation by reference in the Registration Statement of the aforementioned report.

/s/ Grant Thornton LLP
Portland, Oregon
July 25, 2003


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